U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 29, 2005


                           NEOMEDIA TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

   Delaware                           0-21743                   36-3680347
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(State or Other               (Commission File Number)         (IRS Employer
Jurisdiction                                                 Identification No.)
Incorporation)


     2201 Second Street, Suite 402, Fort Myers, Florida               33901
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           (Address of Principal Executive Offices)                 (Zip Code)

                             (239) - 337-3434
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              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 29, 2005, NeoMedia Technologies, Inc.'s ("NeoMedia") Micro Paint business signed a national marketing and sales agreement with Restex, Inc., of Dallas, Texas ("Restex"), a provider of products to automobile dealerships. The agreement calls for Restex to sell and market NeoMedia's proprietary micro paint repair system to its customers in the automotive industry.

         The agreement is attached as exhibit 16.1 hereto, and NeoMedia's press release with respect to the signing of the agreement is attached hereto as exhibit 16.2.

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NeoMedia Technologies, Inc.
                                 (Registrant)


Date: March 29, 2005             By:/s/ Charles T.Jensen
                                 ---------------------------------------------
                                 Charles T. Jensen, President, Chief Executive
                                 Officer and Director

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                                  EXHIBIT INDEX


Exhibit              Document
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  16.1               Agent Agreement between NeoMedia and Restex

  16.2               Press release dated March 31, 2005